GUIDESTONE FUNDS

International Equity Fund

Supplement dated March 22, 2007

to

Prospectus dated December 1, 2006

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

At a quarterly Board meeting held on February 22 and 23, 2007 ( the “Meeting”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”) voted to terminate the sub-advisory agreement with Oechsle International Advisors, LLC (“Oechsle”) on behalf of the International Equity Fund (the “Fund”).

At such Meeting, the Board approved on behalf of the Fund a new sub-advisory agreement among The Boston Company Asset Management, LLC (“Boston Company”), GuideStone Capital Management (the “Investment Adviser”) and the Trust.

It is currently intended that Boston Company will replace Oechsle as a sub-adviser to the Fund and manage the portion of the Fund’s assets previously managed by Oechsle using its own large-cap growth strategy. The Investment Adviser believes that this sub-advisory change will increase the market capitalization of the Fund and shift assets of the Fund to a relative growth investment strategy that is complimentary to the existing strategies within the Fund while maintaining the targeted range of risk level for the Fund. The investment objective, policies and restrictions of the Fund will not change. AllianceBernstein L.P., Capital Guardian Trust Company, Genesis Asset Managers, LLP, Mondrian Investment Partners, Ltd., Northern Trust Investments, N.A., Philadelphia International Advisors, L.P., and Walter Scott & Partners Limited will continue to act as sub-advisers to the Fund.

At the Meeting, the Board also approved on behalf of the Fund a new sub-advisory agreement among the Trust, the Investment Adviser, and Genesis Asset Managers LLP. On or about March 31, 2007, Genesis Asset Managers LLP, which is responsible for managing a portion of the assets of the Fund, will be merged with and into its parent company Genesis Fund Managers LLP (“GFM”). Upon completion of the merger, GFM will be renamed Genesis Asset Managers LLP. The merger will not change the management, operation or ownership of the sub-adviser.

International Equity Fund. The first paragraph beginning on page 121 of the Prospectus should be deleted and replaced with the following:

The Boston Company Asset Management, LLC (“Boston Company”), Boston, Massachusetts: Boston Company offers a bottom-up approach to stock selection that focuses on fundamental research in tandem with a rigorous quantitative screening. As of December 31, 2006, the firm managed approximately $72.7 billion in assets. The portfolio managers jointly and primarily responsible for overseeing Boston Company’s portion of the International Equity Fund are Jeffrey R. Sullivan, CFA and Remi J. Browne, CFA. Messrs. Sullivan and Browne each have five years of research and portfolio management experience with the firm. Although Messrs. Sullivan and Browne use input from the research analysts to inform their decisions, they have the ultimate control on all investment decisions made.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GUIDESTONE FUNDS

International Equity Fund

Supplement dated March 22, 2007

to

Statement of Additional Information dated December 1, 2006

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

International Equity Fund. The following paragraph should be inserted after the fifth paragraph under the heading International Equity Fund on page 44 of the SAI and the sub-advisory Oechsle International Advisors, LLC should be deleted:

The Boston Company Asset Management, LLC (“Boston Company”), Boston, Massachusetts:  The Boston Company was founded in 1970 by Boston Safe & Deposit Trust Company. In 1981, Shearson Lehman purchased the firm. Mellon Financial Corporation purchased The Boston Company in 1992. In December 2006, an announcement was released detailing the agreement to merge the Bank of New York and Mellon Financial Corporation. This agreement is expected to close during 2007.

The Other Accounts Managed chart on page 49 of the SAI is amended to remove the horizontal row of information for “Oechsle International Advisors, LLC.”

The paragraph entitled “Oechsle International Advisors, LLC” under the heading Appendix B – Proxy Voting beginning on page B-12 of the SAI should be deleted in its entirety.

The Other Accounts Managed chart beginning on page 52 of the SAI is amended to add the information in the table below under the sections entitled “The Boston Company Asset Management, LLC.”

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

For other accounts managed by Portfolio Manager(s)
within each category below, number of accounts and the
total assets in the accounts with respect to which the
advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

The Boston Company Asset Management, LLC*	12	$4.1	3	$2.5	56	$9.2	N/A	N/A	N/A	N/A	N/A	N/A

Jeffrey R. Sullivan, CFA

Remi J. Browne, CFA

*	The Sub-Adviser utilizes a team-based approval to portfolio management and each of the Portfolio Managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.